Exhibit 32
                                                                     ----------




                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Quarterly Report on Form 10-Q for the quarter ended March 31, 2004 (the "Report") of Teche Holding Company (the "Company") as filed with the Securities and Exchange Commission, we, Patrick O. Little, President and Chief Executive Officer, and J. L. Chauvin, Vice President and Treasurer, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




/s/Patrick O. Little                       /s/J.L. Chauvin
-------------------------------------     -------------------------------------
Patrick O. Little                         J. L. Chauvin
President and Chief Executive Officer     Vice President and Treasurer
(Principal Executive Officer)             (Principal Financial and
                                             Accounting Officer)


May 17, 2004